SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004
                        -------------------
                        NORTHEAST UTILITIES
                       --------------------
      (Exact name of registrant as specified in its charter)

          MASSACHUSETTS           1-5324              04-2147929
   -------------------------      ---------         ---------------
(State or other jurisdiction of  (Commission       (I.R.S. Employer
       organization)             File Number)      Identification No.)

          ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
   MASSACHUSETTS                                           01105
 -----------------------------------------------------------------
       (Address of principal executive offices)  (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]      Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-
          2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e- 4(c))


Section 7   -  Regulation FD

Item 7.01      Regulation FD Disclosure

          Northeast Utilities is furnishing slides presented to the Wall Street Utility Group on November 15, 2004 under Regulation FD. Such slides are attached as 99.2, and are incorporated herein. The information contained in Exhibit 99.2 shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities under the Securities Act of 1933, as amended, unless specified otherwise.

Section 8 - Other Events

Item 8.01   Other Events

          On November 15, 2004, Northeast Utilities issued a news release announcing that it had lowered its projected 2005 earnings range to between $1.10 per share and $1.25 per share. NU's previous earnings range for 2005 had been between $1.35 per share and $1.45 per share. NU's earnings projections for 2004 remain between $1.25 per share and $1.35 per share. A copy of the news release is attached as
Exhibit 99.1, and is incorporated herein.


Section 9    - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit        Description
               Exhibit 99.1   Northeast Utilities News Release dated
                              November 15, 2004.

               Exhibit 99.2   Slide Presentation made before the
                              Wall Street Utility Group on November 15,
                              2004.

                     [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NORTHEAST UTILITIES
                             (Registrant)


                             By:  /s/ Randy A. Shoop
                                  Name:  Randy A. Shoop
                                  Title:  Assistant Treasurer - Finance



Date:  November 15, 2004